SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549



FORM 8-K



CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)
January 10, 2003



NOVA INTERNATIONAL FILMS, INC.
(Exact name of Registrant as specified in its charter)




Delaware                      2-98997-NY           11-2717273
(State or other jurisdiction  (Commission    (I.R.S. Employer
of incorporation or           File number)     Identification
organization)                                         Number)



6350 N.E. Campus Drive
Vancouver, Washington                          98661
(Address of principal                  (Postal Code)
executive offices)



Registrant's telephone number, including area code:
(360) 737-7700


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Item 4.   Changes in Registrant's Certifying Accountant.

     Effective as of January 10, 2003, Nova International
Films, Inc. (the "Company") dismissed Glasser & Haims, P.C. as its principal independent accountants and engaged Weinberg & Company, P.A. as its principal independent accountants to audit the financial statements of the Company for the year ended October 31, 2002.

     For the past two fiscal years, the reports of the former independent accountants, Glasser & Haims, P.C., contained no adverse opinion, disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles, except for a "going concern" opinion issued in its reports for the years ended October 31, 2001 and October 31, 2000.

     During the Company's two most recent fiscal years and any subsequent interim period preceding the date hereof, there were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountants would have caused it to make reference to the subject matter of the disagreements in connection with its report.

     During the Company's two most recent fiscal years and any subsequent interim period preceding the date hereof, there were no reportable events (as described in paragraph 304(a)(1)(iv)(B) of Regulation S-B).

     The change in the Company's independent accountants was approved by the Company's Board of Directors.

     During the Company's two most recent fiscal years, and any subsequent period prior to engaging Weinberg & Company, P.A., neither the Company nor, to the best of the Company's knowledge, anyone acting on the Company's behalf, consulted Weinberg & Company, P.A. regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and either a written report was provided to the Company or oral advice was provided that the new accountant concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was subject of a disagreement with the former accountant or a reportable event (as described in paragraph 304(a)(1)(iv) of Regulation S-B).

     The Company has requested Glasser & Haims, P.C. to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated January
10, 2003, is filed as Exhibit 16.1 to this Form 8-K.



Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.


Exhibits:                                           Page


16.1  Letter re change in certifying accountant       4

SIGNATURES


     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                NOVA INTERNATIONAL FILMS, INC.
                                (Registrant)


Dated: January 10, 2003         By:    /s/ Martin Rifkin
                                Name:  Martin Rifkin
                                Title: President